NEURALSTEM INC.

"The neurogenic antidepressant compound, NSI-189, shows potential as a broad neurotrophic agent"

Karl Johe, Ph.D.
Chief Scientific Officer

Safe Harbor & Conflict of Interest Statements

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Neuralstem, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Neuralstem's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem's Securities and Exchange Commission filings. For links to SEC documents please visit the company's Web site: neuralstem.com.

Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on March 14, 2016, Form 10-Q for the period ended September 30, 2016, an in other reports filed with the SEC. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.

Dr. Karl Johe is an employee of Neuralstem, Inc. and holds patents and financial interests in Neuralstem, Inc.

Molecular Psychiatry

Figure 2


Subcortical volume differences separately for first episode and recurrent MDD patients, versus controls
Subcortical volume differences separately for early and late onset MDD patients, versus controls
ICV
Accumbens
Amygdala**
Hippocampus*
Pallidum
Putamen
Caudate
Thalamus
Lateral ventricles
Recurrent
First episode
Late onset
Early onset
-0.3
-0.2
-0.1
0
0.1
0.2
-0.4
0.3
Cohen's d effect size [95% CI]
Molecular Psychiatry

Molecular Psychiatry (2016) **21**, 806-812; doi:10.1038/mp.2015.69

Human Hippocampal (HI) Neurogenesis *in vitro* Platform Enables Neurogenic Drug Discovery



+ Mitogen

Neural Stem Cells (Red)/
Nuclei (Blue)



- Mitogen for 7 Days

Neurons (Green)/
Glia (Red)/
Nuclei (Blue)

Library Selection: CNS-Active Compounds

- Libraries selected to target neurogenesis
  - Kinases & phosphatases
  - Nuclear receptors
  - Peptide mimetics
  - GPCRs
- Five structural libraries chosen for diversity (scaffolds)
- Selected ~2000 compounds per library
  - Predict in advance for CNS-Availability
  - Cover max chemical space within each library

Compound-Induced Neurogenesis



Vehicle Control



NSI-106

Primary Screen and Additional Filters


Screened 10,269 Compounds in Primary Screen
Re-tested 1,106 Preliminary Hits
in Quantitative Screen
181 Secondary Hits
Proliferation Hits*
>30%
Neuron-Ratio Hits*
>18%
64
16
Tertiary Hits
133

Leads Increase Neuron Number in a 7-day Neurogenesis Assay



Number of Neurons (% control)
250
200
150
100
50
1
1000
1000000
1.0×10⁰⁹
Treatment (pM)
NSI-189
NSI-144
NSI-137
NSI-158
NSI-150

Effect of Antidepressants on Primary Stem Cell Neurogenesis Screen


A. Fluoxetine
Avg. Number Neurons
4000
3000
2000
1000
0
-1000
10⁰ 10¹ 10² 10³ 10⁴
pM
B. Imipramine
4000
3000
2000
1000
0
-1000
10⁰ 10² 10⁴ 10⁶ 10⁸
pM
C. Rolipram
Avg. Number Neurons
5000
4000
3000
2000
1000
0
10⁻¹ 10⁰ 10¹ 10² 10³ 10⁴ 10⁵ 10⁶ 10⁷
pM

Leads Affect Multiple Potential Sites of Action During Stages of Neurogenesis


1. Proliferation
2. Differentiation
3. Maturation/Function
Hippocampal Neural Stem Cells
NSI-106, 127, 144, 149, 150, 158
Committed Neuronal Progenitor
NSI-106
Immature Neurons
NSI-106, 127, 130 144, 149, 158 183, 185, 190
Mature Neurons
NSI-127, 130, 137, 143, 144, 182, 189
Glial Progenitor
Glia
Increased Cognition/Function

in vivo Neurogenesis Assay: Protocol





Cmpd
10 mg/kg, po
BrdU
50 mg/kg, ip
Day1 2 3 4 5 6 7 8 9 10 Perf

1) Perfuse & Remove Brain on Day 11





Dentate Gyrus

2) Do coronal sections (30um)

3) Immuno-stain BrdU-labeled cells

4) Count BrdU+ cells in 10 sections/dentate gyrus/mouse

5) Stain for neuronal phenotype

Pictures are for illustration and not from actual experiments at Neuralstem.

Leads (10 mg/kg) Stimulate Neurogenesis in Healthy Adult Mouse



Vehicle
Hilus
gcl
Vehicle
NSI-158
gcl
Hilus
NSI-144
NSI-190

*Conducted by Cerep & NeuroDetective Inc.

Leads (10 mg/kg) show significant neurogenic effects in healthy adult mouse dentate gyrus



1 Vehicle (n=7)
2 NSI-160 (n=8)
3 NSI-158 (n=7)
4 NSI-189 (n=6)
5 NSI-149 (n=6)
** : p=0.014
* : p=0.019
Total number of BrdU-IR cells
5000
4000
3000
2000
1000
0
1 2 3 4 5
1= Vehicle (n=6)
2= NSI-150 (n=7)
3= NSI-144 (n=8)
4= NSI-130 (n=8)
5= NSI-137 (n=7)
6= NSI-142 (n=8)
7= NSI-143 (n=8)
8= NSI-127 (n=8)
9= NSI-190 (n=7)
10= NSI-182 (n=6)
11= NSI-183 (n=8)
12= NSI-185 (n=8)
** p<0.01; * p<0.05
Total number of BrdU-IR cells
1 2 3 4 5 6 7 8 9 10 11 12

*Conducted by Cerep & NeuroDetective Inc.

Leads show anti-depression activity in models of depression: chronic novelty suppressed feeding



Latency to eat (sec)
600
500
400
300
200
100
0
Water
Imipramine 60 mg/kg
* p<0.05
*
Latency to eat (sec)
600
500
400
300
200
100
0
* p<0.05
*
*
Vehicle
NSI-144
NSI-150
NSI-158
NSI-189

N=15-20/group; Conducted by PsychoGenics, Inc.

Effective in chronic novelty suppressed feeding model



Latency to eat (sec)
1200
1050
900
750
600
450
300
150
0
Water
Imipramine 60 mg/kg
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg
* p<0.05
*
*
*
*

- NSI-189 (10-100 mg/kg) and imipramine significantly decreased the latency to eat compared to vehicle (water) after 28 days of oral dosing.
- No significant treatment effects on either body weight or neurological observation were seen.

*N=20/group, conducted by PsychoGenics, Inc.

Increases neurogenesis and HI volume


BrdU Cell Count
Total Cell Counts (n=7/group)
12000
10000
8000
6000
4000
2000
0
DG Volume
Volume(mm³)
CA3 Volume
CA1/CA2 Volume Analysis
Vehicle
Imipramine
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg
*

28d p.o.; Histology conducted by NeuroDigiTech

Screening Path to NSI-189

10,269 Small Molecule Compounds through Primary Screen

↳ 16 Neurogenic Compounds *in vitro*

↳ 16 Tested for Acute Tox in Mice

↳ 15 Tested for Neurogenesis in Healthy, Adult Mice

↳ 7 Orally Active Neurogenic Leads (3 Structural Classes)

↳ **1 Development Candidate Selected NSI-189**

- Goal was to develop a drug that promotes proliferation of endogenous neural stem cells and increases their differentiation into new neurons
  - Replenishes neural circuitry and enhances cognition in CNS diseases

A Phase 1B, Randomized, Double-Blind, Placebo-Controlled, Multiple-Dose Escalation Study Evaluating the Effects of NSI-189 Phosphate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD)

Maurizio Fava, M.D., Karl Johe, Ph.D., Lev G. Gertsik, MD, Larry Ereshefsky, PharmD, Bettina Hoeppner, Ph.D., Martina Flynn, David Mischoulon, M.D., Ph.D., Gustavo Kinrys, M.D., and Marlene Freeman, M.D.

Phase 1b Study Design

- Double-blind, randomized, placebo-controlled, multiple-dose study with three ascending cohorts (N=24)

Cohort 1	N=8 (6 drug, 2 placebo)	40 mg QD
Cohort 2	N=8 (6 drug, 2 placebo)	40 mg BID
Cohort 3	N=8 (6 drug, 2 placebo)	40 mg TID
Drug Treatment: 28 days	**No-Drug Follow up: 35, 42, 49, 70, 84**	

Participants

- Male or female, 18 to 60 years of age, diagnosed with MDD, recurrent, as per DSM-IV-TR confirmed by SCID-CT
- Patients at screening could be taking an antidepressant medication(s), or have a history of taking antidepressant medication(s) in the past for their depressive disorder
- At least two prior depressive episodes (including current episode)

Positive Phase 1b clinical outcomes


MADRS
Montgomery and Asberg Depression Rating Scale
p=0.09
d=0.95
p=0.19
d=0.84
Study Day
Placebo
NS-189
NS-189 1x per day
NS-189 2x per day
NS-189 3x per day
SDQ
Symptoms of Depression Questionnaire
p=0.02
d=0.90
p=0.03
d=1.10
CPFQ
Cognitive and Physical Functioning Questionnaire
p=0.01
d=0.94
p<0.01
d=1.20
CGI-I
Clinical Global Impression Scale Improvements
p=0.22
d=0.57
p=0.09
d=1.13

Positive biomarker results

qEEG

Topographs of High Frequency alpha (10-12 Hz): Day 28 from Baseline


NSI-189
Placebo
Pre-dose
Post-dose

Left posterior temporal (T5) (t=2.45, p=0.02)
Left parietal regions (P3) (t=3.31, p=0.004)

MRI


Left Hippocampal Vol
100
50
0
-50
-100
-150
0
20
40
60
80
100
QD
TID
BID
Placebo
Change from Baseline
Study Days

Blood

Pt. ID	Designation	Probablilty
501	PR	1.000
502	R	1.000
504	R	1.000
505	R	1.000
506	R	1.000
508	NR	0.032
602	R	1.000
603	R	0.961
604	PR	1.000
605	PR	1.000
606	PR	0.998
608*	PR*	0.000*
627	R	0.980
701	R	1.000
702	R	0.987
703	R	0.000
705	NR	0.031
706	R	1.000
707	R	0.995

NSI-189 produces a concentration-dependent enhancement of LTP magnitude



Control
10 uM
3 uM
1 uM
300 nM
100 nM
fEPSP slope (% of baseline)
400
300
200
100
-10
-5
0
5
10
15
20
25
30
35
40
Time (min)



fEPSP slope (% of baseline)
**
***
**
250
200
150
100
50
0
Control
10 uM
3 uM
1 uM
300 nM
100 nM

NSI-189 produces a time-dependent enhancement of LTP magnitude


Control
NSI-189 (2.5 h)
NSI-189 (3.5 h)
fEPSP slope (% of baseline)
400
300
200
100
-10
-5
0
5
10
15
20
25
30
35
40
Time (min)


fEPSP slope (% of baseline)
250
200
150
100
50
0
*
**
Control
NSI-189 (2.5 h)
NSI-189 (3.5 h)

NSI-189 restores LTP in hippocampal slices from Angelman Syndrome model


WT
AS
AS+NSI-189
fEPSP slope (% of baseline)
250
200
150
100
50
-10
-5
0
5
10
15
20
25
30
35
40
Time (min)
fEPSP slope (% of baseline)
200
150
100
50
0
***
##
WT
AS
AS+NSI-189

Yan Liu1, Michael P. Hefferan2, Karl Johe2, Xiaoning Bi1, Michel Baudry1

NSI-189 ameliorates cognitive deficit in radiation-induced brain injury model

Spatial Cognitive Impairment

Novel Place Recognition Task


p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Episodic Memory Retention

Novel Object Recognition Task


p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatial Memory Retention

Object in Place Task


p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatiotemporal Episodic Memory Retention

Temporal Order Task


p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

NSI-189 ameliorates motor deficit in ischemic stroke model


Bederson Neurologic Test
End of dosing
Mean Neurologic Score
3.5
3
2.5
2
1.5
1
0.5
0
Baseline
Day 1
Day 3
Day 7
Day 14
Day 21
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
A Stroke + Vehicle (12 weeks)
B Stroke + NSI-189 (12 weeks)
C Stroke + Vehicle (24 weeks)
D Stroke + NSI-189 (24 weeks)
Historical Control
(non-stroke)

*p's < 0.05: B, D vs. A, C

NSI-189 induces synaptic remodeling in ischemic stroke brain

A. MAP-2 in Cerebral cortex


MAP-2 in Cerebral Cortex
* p<0.0001
MAP-2 Density (pixel Intensity/um²)
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
12 Week-Control
12 Week NSI-189 (30mg/kg)
24 Week-Control
24 Week NSI-189 (30mg/kg)

B. MAP-2 in Hippocampus


MAP-2 in Hippocampus
* p<0.0005
* p<0.0291
MAP-2 Density (pixel Intensity/um²)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
12 Week-Control
12 Week NSI-189 (30mg/kg)
24 Week-Control
24 Week NSI-189 (30mg/kg)

NSI-189 increases motor nerve conduction velocity in type 1 and 2 diabetic models

Type 1 Diabetes Model—Intervention Study



Conduction Velocity (m/s)
48
46
44
42
40
38
36
Treatment Initiated
0
2
4
6
8
10
12
14
16
18
Weeks of Diabetes
Ctl + Vehicle
Diabetes + Vehicle
Diabetes + NSI189
*
*

Type 2 Diabetes Model—Prevention Study



MNCV
MNCV (m/s)
50
46
42
38
34
0
5
10
15
20
25
weeks of treatment
WT
db/db
WT+NSI189
db/db+NSI189

NSI-189 increases small peripheral **nerve fiber density** in type 1 diabetic model


Paw Skin IENF
profiles/mm
0
10
20
30
40
control
STZ
STZ+NSI189 (I)


Paw Skin Dermal Nerves
profiles/mm
15
20
25
30
35
control
STZ
STZ+NSI189 (I)


Corneal Sub Basal Nerve Plexus
% occupancy
0
10
20
30
40
50
control
STZ
STZ+NSI189 (I)


Corneal Stroma
% occupancy
0
20
40
60
control
STZ
STZ+NSI189 (I)



Number of PGP 9.5-stained profiles in the epidermis (intra-epidermal nerve fibers: IENF)


Subbasal nerve plexus
Epithelium
A delta fibres
Bowman's layer

3D reconstruction of nerve structure in the mouse cornea: A delta fibers (yellow) penetrating the Bowman's layer and spreading into the sub-basal nerve plexus (red)

NSI-189 – Summary

- Orally active neurogenic, synaptogenic, neurotrophic compound for treatment of depression, cognitive impairment, and neurodegeneration
  - Increases hippocampal neurogenesis, hippocampal volume, synaptogenesis, and synaptic plasticity in normal and/or lesioned brain
  - Novel, unknown, pharmacology, not mediated by 5-HT or norepinephrine re-uptake inhibition, or by BDNF release
  - Requires protein synthesis
- 28-day Phase 1b clinical study in MDD showed very large effect size across multiple clinical scales and with correlating biomarker changes
- MDD Phase 2 efficacy study with 220 patients, results in 3Q 2017